Impact of COVID-19	12 Months Ended
Mar. 31, 2021
Disclosure of Impact of COVID19 [Abstract]
Impact of COVID-19
37. Impact of COVID-19

The Company considered the uncertainty relating to the COVID-19 pandemic in assessing the recoverability of receivables, goodwill, intangible assets, investments and other assets. For this purpose, the Company considered internal and external sources of information up to the date of approval of these consolidated financial statements. The Company based on its judgments, estimates and assumptions including sensitivity analysis, expects to fully recover the carrying amount of receivables, goodwill, intangible assets, investments and other assets.

The Company will continue to closely monitor any material changes to future economic conditions.